UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) June 26, 2002

                               UnionBancorp, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-28846                  36-3145350
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State or other jurisdiction           (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                    122 West Madison Street, Ottawa, IL 61350
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               (Address of principal executive offices) (Zip Code)

                                 (815) 433-7030
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               Registrant's telephone number, including area code

                                      N.A.
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             (Former name and address, if changed since last report)
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Item 5.  Other Events

On Wednesday, June 26, 2002, the Company issued a press release announcing that it will provide an additional provision for loan loss during the second quarter, 2002. The text of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1  Press Release dated June 26, 2002.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      UNIONBANCORP, INC.



Dated: June 26, 2002                  /s/ CHARLES J. GRAKO
                                      ------------------------------------------
                                      Charles J. Grako
                                      President and Chief Executive Officer


Dated: June 26, 2002                  /s/ KURT R. STEVENSON
                                      ------------------------------------------
                                      Kurt R. Stevenson
                                      Vice President and Chief Financial Officer


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